UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A/A
(Amendment No. 1)

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
 PURSUANT TO SECTION 12(b) OR 12(g) OF
THE SECURITIES EXCHANGE ACT OF 1934

MYR Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	36-3158643 (IRS Employer Identification No.)
Three Continental Towers 1701 West Golf Road, Suite 1012 Rolling Meadows, IL (Address of principal executive offices)	60008-4007 (zip code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock, $0.01 par value	The NASDAQ Stock Market LLC

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-148864
Securities to be registered pursuant to Section 12(g) of the Act:
None
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered.

The securities to be registered hereby are the common stock of MYR Group Inc. (the “Registrant”). The description of the common stock set forth under the heading “Description of Capital Stock” in the Registrant’s prospectus forming part of its Registration Statement on Form S-1 (File No. 333-148864), originally filed with the Securities and Exchange Commission on January 25, 2008, as thereafter amended and supplemented (the “Registration Statement”), is hereby incorporated by reference herein.

Item 2.	Exhibits

The following exhibits have been filed as exhibits to the Registration Statement and are hereby incorporated by reference herein:

Exhibit No.	Description

3.1*	Restated Certificate of Incorporation

3.2***	Amended and Restated By-Laws

4.1*	Registration Rights Agreement, dated December 20, 2007, between the Registrant and Friedman, Billings, Ramsey & Co., Inc.

4.2****	Form of Global Common Stock Certificate

10.7*	Management Stockholders' Agreement

10.8*	Form of Addendum to the Management Stockholders' Agreement

10.15**	Form of First Amendment to the Management Stockholders' Agreement

*	Incorporated by reference to the exhibit of the same number filed with the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

**	Incorporated by reference to the exhibit of the same number filed with Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

***	Incorporated by reference to the exhibit of the same number filed with Amendment No. 3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

****	Incorporated by reference to the exhibit of the same number filed with Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MYR Group Inc.

	By:	/s/ Gerald B. Engen, Jr.
Date: September 2, 2008	Name:	Gerald B. Engen, Jr.
	Title:	Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description

3.1*	Restated Certificate of Incorporation

3.2***	Amended and Restated By-Laws

4.1*	Registration Rights Agreement, dated December 20, 2007, between the Registrant and Friedman, Billings, Ramsey & Co., Inc.

4.2****	Form of Global Common Stock Certificate

10.7*	Management Stockholders' Agreement

10.8*	Form of Addendum to the Management Stockholders' Agreement

10.15**	Form of First Amendment to the Management Stockholders' Agreement

*	Incorporated by reference to the exhibit of the same number filed with the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

**	Incorporated by reference to the exhibit of the same number filed with Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

***	Incorporated by reference to the exhibit of the same number filed with Amendment No. 3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).

****	Incorporated by reference to the exhibit of the same number filed with Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-148864).